UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-12957                     22-2372868
(State or other jurisdiction         (Commission                 (IRS Employer
      of incorporation)              File Number)                Identification)

                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (908) 541-8600


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          (Former name or former address, if changed since last report)


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Item 2.02 Results of Operations and Financial Condition

On November 4, 2004, Enzon Pharmaceuticals, Inc. issued a press release to report its results of operations and financial condition for the completed fiscal quarter ended September 30, 2004. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release dated November 4, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2004

                                            By: /s/ Kenneth J. Zuerblis
                                                -----------------------------
                                                Kenneth J. Zuerblis
                                                Vice President, Finance and
                                                Chief Financial Officer